Tower Bancorp, Inc. Investor Presentation Third Quarter 2009 Exhibit 99.1

FORWARD-LOOKING STATEMENTS / SAFE HARBOR
This presentation contains forward-looking statements that are intended to be covered by the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact, and can be identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,”
“should,” “project,” “plan,” “seek,” “target,” “intend” or “anticipate” or the negative thereof or comparable terminology. Forward-looking statements include discussions of strategy, financial projections and estimates and their underlying assumptions, statements regarding plans, objectives, expectations or consequences of various transactions, and statements about the future performance, operations, products and services of Tower and our subsidiaries. These forward-
looking statements are subject to various assumptions, risks, uncertainties and other factors . These risks are detailed in documents filed by Tower Bancorp, Inc. with the Securities and Exchange Commission, including Tower’s Quarterly Report on Form 10-Q, Annual Report on Form 10-K and other required filings.
Because of these uncertainties, risks and the possibility of changes in these assumptions, actual results could differ materially from those expressed in any forward-looking statements. Investors are cautioned not to place undue reliance on these statements. Tower Bancorp, Inc. assumes no duty or obligation to update any forward-looking statements made in this presentation.

COMPANY PROFILE
A Pennsylvania-chartered bank holding company
organized in 1983, with roots dating back to 1864
High-growth community bank headquartered in Harrisburg, Pennsylvania
Completed a merger of equals transaction on March 31, 2009, with Graystone
Financial Corp.
– The roles of Chief Executive Officer, Chief Operating Officer, Chief Financial Officer,
Chief Credit Officer, and General Counsel were assumed by executives of Graystone
– The resultant Board of Directors presently consists of 17 members, of which 7 were members of the historical Tower Board with the remaining 10 directors being appointed from Graystone
Currently operates 26 offices in nine counties of central Pennsylvania and Maryland
Strong corporate culture with clear strategic vision

De Novo opened November 2005

Reached over $600 million in assets in less than 3 years

Achieved net income of $2.1 million in third full year (2008)

Opened 9 branch offices, serving 6 counties in Pennsylvania

Voted a top 10 *Best Places to Work in Pennsylvania*: 2006, 2007, and 2008

BEST PLACES to work in PA 2006 2007 2008

3 GRAYSTONE KEY ACCOMPLISHMENTS

CORPORATE IDENTITY
Mission Statement
Tower Bancorp will positively impact lives by helping people achieve their dreams.
Value Statement
Tower Bancorp is committed to attracting and retaining employees who are passionate about providing uncompromising service to our customers with a sense of warmth, integrity, friendliness, and company spirit.  We value and respect each other because we truly believe that our success only comes from working together for our team’s success.
Making a Positive Impact
Vision Statement
Tower Bancorp will be a high performing regional financial services company that creates financial success for consumer, business, and not for profit customers in the markets we choose to serve.

COMPANY PROFILE
Nasdaq GM: TOBC
As of September 30, 2009:
– Total Assets: $ 1.4 billion
– Gross Loans: $ 1.0 billion
– Deposits: $ 1.1 billion
– Shareholders’ Equity: $ 164.6 million
– Book Value Per Share: $ 23.14
– Tangible Book Value Per Share: $ 20.89
– Tangible Common Equity Ratio: 10.90%
– Total Regulatory Capital Ratio: 15.93%
– Market Capitalization: $ 167.3 million
(as of October 29, 2009 as reported by SNL Financial)
• On September 2, 2009 the company successfully completed an underwritten public offering of common stock. The total net proceeds of the offering were approximately $51.7 million.

LEADERSHIP TEAM
ANDREW SAMUEL JEFF RENNINGER MARK MERRILL CARL LUNDBLAD
President, CEO
24 years banking
experience (24 years in-
market)
Prior experience: Fulton
Bank, and Waypoint
Bank
Chief Operating Officer
31 years banking
experience (22 years in-
market)
Prior experience: PNC
Bank, Meridian Bank,
and Waypoint Bank
Chief Financial Officer
11 years financial
experience
Prior experience:
Pricewaterhouse-
Coopers, and Waypoint
Bank
General Counsel
12 years bank
regulatory, securities and
general corporate law
experience (12 years in-
market)
Prior experience:
Rhoads & Sinon
JANE TOMPKINS JANAK AMIN JEFF SHANK JOE BERTOTTO
Chief Credit Officer
33 years experience in
the financial services
industry with over 12
years in credit policy
formation
Prior experience: 5 C’s
Consulting, Legacy
Bank, Waypoint Bank,
and PNC Bank
President, Graystone
Bank Division
20 years banking
experience (18 years in-
market)
Prior experience: Fulton
Bank, and Waypoint
Bank
President, Tower
Bank Division
32 years banking
experience (all in-
market) at Tower Bank
(previously The First
National Bank of
Greencastle)
Chief Culture Officer
28 years experience
Prior experience: PNC
Bank and Waypoint
Bank
Deep and experienced management team with extensive local market knowledge

Centre
Mifflin
Juniata
Blair
Perry
Dauphin
Lebanon
Berks
Huntingdon
Cumberland
Lancaster
Chester
Fulton
Franklin
Adams
York
Pennsylvania
Maryland
Washington
Carroll
Frederick
Existing Presence in County
Growth Opportunity in County
Graystone Tower Bank Branches
Pending Graystone Tower Bank Branches

Potentially attractive growth and expansion opportunities
FOOTPRINT AND GROWTH POTENTIAL
Note: Tower believes that a growth opportunity exists for the counties appropriately marked above based on Tower’s close proximity to those counties, management’s familiarity with the demographics and businesses and business leaders in those counties and Tower’s reputation in those counties.

CURRENT FRANCHISE MARKET DEMOGRAPHICS
Source: SNL Financial
County
Total
Population
2009
(Actual)
Population
Change
2000-2009
(%)
Projected
Population
Change
2009-2014
(%)
Median
HH
Income
2009
($)
HH
Income
Change
2000-2009
(%)
Projected
HH Income
Change
2009-2014
(%)
Pennsylvania
Franklin 145,306          12.37              5.92                51,788            27.94              4.29
Lancaster 507,066          7.74                3.46                59,484            30.77              5.61
Dauphin 258,263          2.57                1.06                55,105            32.28              5.01
Fulton 15,068            5.66                2.08                41,947            20.23              2.42
Cumberland 232,724          8.92                4.06                61,622            31.77              6.42
York 431,670          13.08              6.36                59,123            30.63              3.89
Centre 146,233          7.72                1.98                47,641            31.85              7.25
Lebanon 130,496          8.45                3.78                52,153            27.77              4.17
Weighted Average Pennsylvania  Franchise 8.37                3.83                54,126            28.97              4.70
State of Pennsylvania 12,598,860     2.59                0.80                53,225            32.70              4.87
National 309,731,508   10.06              4.63                54,719            29.78              4.06
Maryland
Washington 148,968          12.92              5.80                49,559            21.98              7.89
Weighted Average Maryland  Franchise 12.92              5.80                49,559            21.98              7.89
State of Maryland 5,733,229       8.25                3.14                67,267            26.91              4.19
National 309,731,508   10.06              4.63                54,719            29.78              4.06
Favorable and attractive market demographics

U.S. Unemployment Rate: 9.8%

Counties Tower Bancorp Has Branches: Average 8.4%*

Cumberland, PA: 6.8%	Dauphin, PA: 8.1%
Franklin, PA: 8.6%	Fulton, PA: 14.3%
Lancaster, PA: 7.5%	Lebanon, PA: 7.0%
York, PA: 8.4%	Washington, MD: 9.4%
Centre, PA: 5.6%

CURRENT FRANCHISE MARKET DEMOGRAPHICS
Source: SNL Financial / US Department of Labor as of
September 30, 2009
*Weighted Average Based on County Deposit Base as of September 30,
2009
PA Unemployment: 8.7%

DEPOSIT MARKET SHARE
Tower Ranks:
– 9
th
overall in the markets served
– Excluding companies with greater than $20 billion in assets, 4 th
in total deposit market
share
Source: SNL Financial as of June 30, 2009
Significant opportunities exist to gain share within our current deposit markets
2009
Rank
2008
Rank Institution (ST)
2009
Number of
Branches
2009
Total
Deposits in
Market
($000)
2009
Total
Market
Share
(%)
2008
Total
Deposits in
Market
($000)
2008
Total
Market
Share
(%)
Deposit
Growth
(%)
1 3 Fulton Financial Corp. (PA) 76 4,002,652 16.3% 3,501,815 15.0% 14.3%
2 4 M&T Bank Corp. (NY) 96 3,676,118 15.0% 3,472,399 14.8% 5.9%
3 1 Susquehanna Bancshares Inc. (PA) 93 3,616,968 14.7% 3,805,840 16.3% -5.0%
4 2 PNC Financial Services Group (PA) 85 3,495,852 14.3% 3,723,647 15.9% -6.1%
5 5 Wells Fargo & Co. (CA) 41 2,993,980 12.2% 2,692,499 11.5% 11.2%
6 6 Banco Santander S.A. 57 2,072,503 8.4% 2,088,904 8.9% -0.8%
7 7 Metro Bancorp Inc. (PA) 26 1,485,460 6.1% 1,340,695 5.7% 10.8%
8 8 Royal Bank of Scotland Group 32 1,425,824 5.8% 1,330,309 5.7% 7.2%
9 9 Tower Bancorp Inc. (PA) 25 1,063,247 4.3% 867,379 3.7% 22.6%
10 10 Franklin Financial Services (PA) 26 698,401 2.8% 592,708 2.5% 17.8%
Total 557 24,531,005 23,416,195 7.8%

Efficiency Ratio

Net Interest Margin

Non-Interest Income to Average Assets

Loan Outstanding Growth

Deposit and Repo Growth

Return on Equity

EPS Growth

11 BUSINESS FOCUS Tower Bancorp will strive to be in the top 20% of our Peer Group as defined by the Board of Directors in the following:

Not for Profit

- Be the bank of choice for the Not for Profit market
- Differentiate by high touch relationship management and exceptional service supported by technology

Consumers

- Target middle market households in central PA and MD
- Focus on markets with strong community identities
- Differentiate by high touch relationship management and exceptional service supported by technology

Businesses

- Target family owned businesses with less than $100 million in revenue and are influential in the community
- Differentiate by high touch relationship management and exceptional service supported by technology
- Emphasize local decision making with highly responsive local people

12 BUSINESS STRATEGIES We will cross sell a minimum of 5 services to every customer

Total Assets ($000)
(1) (2)
$1,378,936
$1,272,867
$1,212,871
$641,318
$446,412
$245,095
$65,091
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
$1,400,000
$1,600,000
9/30/2009 6/30/2009 3/31/2009 2008 2007 2006 2005
Quarter Ended Year Ended
Acquisitive Asset Growth
ASSET GROWTH
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Total Net Loans ($000) (1) (2)
$1,004,757 $1,014,072
$1,000,089
$569,575
$390,274
$172,519
$25,638
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
9/30/2009 6/30/2009 3/31/2009 2008 2007 2006 2005
Quarter Ended Year Ended
Acquisitive Loan Growth
LOAN GROWTH
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
Note: All loans are with in-market customer relationships

1.0%
2.0%
2.0%
1.0%
2.0%
2.0%
3.0%
19.0%
4.0%
4.0%
4.0%
12.0%
4.0%
5.0%
11.0%
5.0%
9.0%
10.0%

LOAN PORTFOLIO - CONCENTRATION BY TYPE
Note: Classifications based on management designation of loan’s primary use of proceeds
Gross Loan Concentration by Portfolio
As of September 30, 2009
Residential Mortgages 19.0%
Owner Occupied 12.0%
Apartments/Single Family 11.0%
C&I - Other 10.0%
Consumer 9.0%
Individual Commercial 5.0%
Land Development 5.0%
Tourism/Lodging 4.0%
Income Producing Office 4.0%
Income Producing Retail 4.0%
Residential Construction 4.0%
Manufacturing 3.0%
Agriculture 2.0%
Contractors 2.0%
Professional Services 2.0%
Income Producing - Other 2.0%
Health Care Related 1.0%
Construction Commercial 1.0%
Total Loans: $1.0 Billion
As of September 30, 2009

CREDIT QUALITY
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
NPAs / Assets and NPLs / Loans (%)
(1) (2)
0.00%
0.00%
0.24%
0.21%
0.43%
0.53%
0.55%
0.00% 0.00%
0.28%
0.26%
0.46%
0.62%
0.66%
0.00%
0.50%
1.00%
1.50%
2.00%
2005 2006 2007 2008 3/31/2009 6/30/2009 9/30/2009
Year Ended Quarter Ended
NPAs/Assets NPLs/Loans

CREDIT QUALITY
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
(3) Allowance for credit losses is inclusive of credit quality adjustments on loans purchased related to the merger of equals
Loss Reserves / Gross Loans (%)
(1) (2) (3)
1.56%
1.25%
1.06% 1.06%
1.66%
1.58%
1.61%
1.56%
1.25%
1.06% 1.06%
0.77% 0.77%
0.84%
0.00%
0.40%
0.80%
1.20%
1.60%
2.00%
2005 2006 2007 2008 3/31/2009 6/30/2009 9/30/2009
Year Ended Quarter Ended
Credit Loss Reserves/Gross Loans Loan Loss Reserves/Gross Loans

CREDIT QUALITY
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
(3) Allowance for credit losses is inclusive of credit quality adjustments on loans purchased related to the merger of equals
Loss Reserves / Nonperforming Loans (%)
(1) (2) (3)
0.0%
0.0%
NM
409.3%
362.0%
256.2%
245.3%
0.0%
0.0%
NM
409.3%
168.9%
125.0%
127.4%
0.0%
75.0%
150.0%
225.0%
300.0%
375.0%
450.0%
2005 2006 2007 2008 3/31/2009 6/30/2009 9/30/2009
Year Ended Quarter Ended
Credit Loss Reserves/NPLs Loan Loss Reserves/NPLs

CREDIT QUALITY
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
(3) Quarter End NCO/Average Loans have been annualized
(Annualized)
NCOs / Average Loans (%)
(1) (2) (3)
0.00% 0.00% 0.00%
0.14%
0.44%
0.23%
0.20%
0.00%
0.50%
1.00%
1.50%
2.00%
2005 2006 2007 2008 3/31/2009 6/30/2009 9/30/2009
Year Ended Quarter Ended

Total Deposits ($000)
(1) (2)
$1,126,284
$1,063,034
$1,008,252
$525,470
$359,051
$195,712
$37,542
$-
$200,000
$400,000
$600,000
$800,000
$1,000,000
$1,200,000
9/30/2009 6/30/2009 3/31/2009 2008 2007 2006 2005
Quarter Ended Year Ended
Acquisitive Deposit Growth
DEPOSIT GROWTH
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Deposit Composition (%)
Non-Interest Bearing Transaction Accounts 8%
Time Deposit < $100K 24%
Interest Checking Accounts 10%
Savings Accounts 10%
Time Deposit > $100K 11%
Money Market Accounts 36%
As of September 30, 2009

21 DEPOSIT PORTFOLIO

Tangible Common Equity/Tangible Assets(2)

12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12/31/2008
3/31/2009
6/30/2009
9/30/2009

Tier 1 Capital/Risk Weighted Assets

16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12/31/2008
3/31/2009
6/30/2009
9/30/2009

Tier 1 Capital/Average Total Assets

18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12/31/2008
3/31/2009
6/30/2009
9/30/2009

Total Capital/Risk Weighted Assets

18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
12/31/2008
3/31/2009
6/30/2009
9/30/2009

Capital Structure
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
Regulatory Requirement Levels: Well Capitalized
(2) Tangible Common Equity is total equity less intangible assets and goodwill. Tangible assets are calculated as total assets less goodwill and other intangible assets.

Net Income ($000) (1) (2)
$3,000
$2,000
$1,000
$-
$(1,000)
$(2,000)
$(3,000)
$(4,000)
$(1,563)
$(3,083)
$(1,103)
$(53)
$149
$622
$523
$303
$711
$545
$(1,885)
$1,838
$1,700
2005
2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
*3/31/2009
6/30/2009
9/30/2009
Year Ended
Quarter Ended

NET INCOME
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
* Merger Quarter

Net Interest Income ($000) (1) (2)
$12,000
$9,000
$6,000
$3,000
$-
$153
$4,719
$1,947
$2,448
$2,925
$3,408
$3,439
$3,686
$4,231
$4,320
$4,374
$10,113
$10,204
2005
2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
Year Ended
Quarter Ended

NET INTEREST INCOME
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Net Interest Margin (%) (1) (2)
4.0%
3.6%
3.2%
2.8%
2.4%
2.0%
2.89%
3.10%
3.14%
3.21%
3.21%
3.37%
3.06%
2.88%
3.07%
2.88%
2.97%
3.63%
3.58%
2005
2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
Year Ended
Quarter Ended

NET INTEREST MARGIN
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005

Non Interest Income and Expense ($000) (1)(2)
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$1,321
$6,413
$2,493
$2,549
$2,717
$2,915
$3,197
$3,362
$3,543
$3,717
$5,774
$9,681
$8,694
$5
$367
$324
$344
$434
$491
$640
$609
$1,045
$816
$948
$2,746
$1,810
2005
2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
*6/30/2009
9/30/2009
Year Ended
Quarter Ended
NonInterest Income
NonInterest Expense

NONINTEREST INCOME AND EXPENSE
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
*System Conversion

Efficiency Ratio (%) (1) (2) (3)
140.0%
120.0%
100.0%
80.0%
60.0%
40.0%
NM
109.8%
91.3%
80.9%
74.8%
78.3%
78.1%
67.1%
72.3%
73.5%
70.0%
69.8%
2005
2006
3/31/2007
6/30/2007
9/30/2007
12/31/2007
3/31/2008
6/30/2008
9/30/2008
12/31/2008
3/31/2009
6/30/2009
9/30/2009
Year Ended
Quarter Ended

EFFICIENCY RATIO
(1) All financial information for periods prior to March 31, 2009 represents historical financials for Graystone Financial Corp., as the accounting acquirer in the reverse merger
(2) 2005 financial data reflects the period from September 2, 2005 (inception date) to December 31, 2005
(3) Efficiency ratio is calculated as total non-interest expense (less merger-related expenses and FDIC special assessments) divided by the total of net interest income and non-interest income.

INVESTMENT MERITS
Deep and broad management team with extensive in-market experience
Successful and proven growth strategy
Diversified credit portfolio with a conservative focus on credit quality
Strong credit quality ratios
Attractive near-team growth opportunities for deployment of capital
Significant franchise value
Attractive dividend yield

29 29 QUESTIONS Thank you!